Exhibit 10.12

MEMORANDUM OF AGREEMENT Norwegian Shipbrokers' Association's Memo - randum of Agreement for sale and purchase of ships. Adopted by The Baltic and International Maritime Council (BIMCO) in 1956. Code - name SALEFORM 1993 Revised 1966, 1983 and 1986/87 .. Dat ed: June 13, 2022 Bokak Shipping Company Inc., Trust Company Complex, Ajeltake Road, Ajeltake Island, Majuro, Marshall Islands MH96960 , hereinafter called the Sellers, have agreed to sell, and 1 Darrit Shipping Company Inc. , Trust Company Complex, Aj e ltake Road, A jeltake Island, Majuro, Marshall Islands MH96960, hereinafter called the Buyers, have agreed to buy 2 Name: m.v. “Baltimore” 3 Classification Society/Class: Nippon Kaiji Kyokai 4 Built: 2005 By: Namura Shipbuilding Co. Ltd., J apan 5 Flag: Repu blic of the Marshall Islands Place of Registration: Majuro 6 Call Sign: V7AY8 Grt/Nrt: 89,523mts/5 9,055mts 7 Register Number: 5096 8 hereinafter called the Vessel, on the following terms and conditions: 9 Definitions 10 "B anki ng days" are d ays on which banks are open both in the country of the currency stipulated for the Purchase Price in Clause 1 , Norway, and in the place of closing stipulated in Clause 8. 11 12 "In writing" or "written" means a letter handed over from the Sellers to th e Buyers or vice versa, a registered letter, telex, telefax or other modern form of written communica tion. 13 14 "Classification Society" or "Class" means the Society referred to in line 4. 15 1. Purchase Price 16 US$22,000,0 00.0 0 (United Stat es dollars twenty - two million) 2. Deposit 17 As security for the correct fulfillment of this Agreement the Buyers shall pay a deposit of 2 0% (t wenty per cent) of the Purchase Price in cash within three (3) banking days from the d ate of this Agreem ent. This deposit shall be lodged with the Sellers’ designated bank account stated here - below: BANK: NORDEA BANK ABP, FILIAL I NORGE BANK ADDRESS: ESSENDROPS GATE 7, P.O. BOX 1166 SENTRUM 0107 OSLO, NORWAY SWIFT CODE: NDEANOKK A/C No: 6010.0 4.93848 IBAN N o: NO8860100493848 A/C NAME: BOKAK SHIPPING COMPANY INC. CORRESPONDENT BANK: BANK OF AMERICA N ..A., NEW YORK SWIFT CODE: BOFAUS3N 18 19 20 and held by them in a joint account for the Sellers and the Buyers, to be released in accordance with joint wri tten instructions of the Sellers and the Buyers. Interest, if any, to be credited to the Buyer s. Any fee charged for holding the said deposit shall be borne equally by the Sellers and the Buyers. 21 22 23 24

3. Payment 25 The 80% ( eight y per cen t) balance of the Purchase Price shall be paid in the form of newly issued preferred shar es (the “Share Consideration”) of the Buyer or the Buyer’s pare nt company (the “Issuer”) having a fair market value e q ual to USD$ 17,600, 000. The terms o f the Share Co nsideration shall be mutually agreeable to the Seller and the Issuer and shall include a preferred cash dividend and shall be convertible into the Issuer’s common shares, par valu e USD$0.0 1 per share , upon issuance. The Sh are Consideration s hall be issue d to the Seller not later than the second business day following the delivery of the Ve ssel. 26 on delivery of the Vessel, but not later than 3 banking days after the Vessel is in every re spect physically ready for delivery in accordan ce with the t e rms and conditions of this Agreement and Notice of Readine ss has been given in accordance with Clause 5. 27 28 29 4. Inspections 30 a)* The Buyers have inspected and accepted the Vess el's classification records. The Buyers have al so inspected t he Vessel at/in on 31 32 and have accepted the Vessel following this inspection and the sale is outright and definite, subject only to the terms and conditions of this Agreement. 33 34 b )* The Buyers shall have the right to inspect t he Vessel and Vessel's classification records .. The Buyers shall declare whether they exercise the option of inspecting the Ves sel and her classification records within five days’ from signing of the Agreement. If the Buyers do not exercise their option, th e sale is out r ight and definite, subject only to the terms and condition s of this Agreement. and declare whether same are accepted or not within 35 36 The Sellers shall provide for inspection of the Vesse l at/in 37 The Buyers shall undertake the inspection wi t hout undue delay to the Vessel. Should the Buyers cause un due delay they shall compensate the Sellers for the losses thereby incurred. The Buyers shall inspect the Vessel without opening up and w ithout cost to the Sellers. During this inspect ion, the Vess e l's deck and engine log books shall be made available for examination by the Buyers. If the Vessel is accepted after such inspection, the sale shall become outright and definite, subject only to the terms and conditions of this Agreement, pro vided the Sel l ers receive written notice of acceptance from the Buyers w ithin 72 hours after completion of such inspection. 38 39 40 41 42 43 44 45 Should notice of acceptance of the Vessel's classification records and of the Vessel not be received by th e Sellers as a foresaid, the deposit together with interest earned shall be released immediately to the Buyers, whereafter this Agreement shall be null and void. 46 47 48 4a) and 4b) are alternatives; dele te whichever is not applicable. In the absence of deletions, alternative 4a) to apply. 49 50 5. Notices, time a nd place of delivery 51 a) The Sellers shall keep the Buyers well informed of the Vessel's itinerary and shall provide the Buyers wit h twenty , ten , five , three days ’ notice of th e estimated t i me of arrival at the intended place of /unde rwater inspection/delivery. When the Vessel is at the place of delivery and in every respect physically ready for delivery in accordance with this Agreement, the Sellers shall give the Buyers a writ ten Notice of Readiness for delivery. 52 53 54 55 56 b ) The Vessel shall be delivered and taken over safely afloat at a safe and accessible berth or anchorage at/in Singapore/Japan range. 57 58 in the Sellers' option. 59 Expected time of deli very: 18 th Ju l y 2022 60

Date of canceling (see Clause s 5 c), 6 b) (iii) and 14): 31 st August 2022 61 c) If the Sellers anticipate that, notwithstanding the exercise of due diligence by t hem, the Vessel will not be ready for delivery by the canceli ng date they m ay notify the Buyers in writing stating the date when they anticipate that the Vessel will be ready for delivery and propose a new canceling date. Upon receipt of such notification the Buyers shall have the option of either canceling this Agr eement in acc o rdance with Clause 14 within 7 running days of receipt of the notice or of accepting the new date as the new canceling date. If the Buyers have not declared their option within 7 ru nning days of receipt of the Sellers' notification or if the Buyers accept the new date, the date proposed in the Selle rs' notification shall be deemed to be the new canceling date and shall be substituted for the canceling date stipulated in line 61. 62 6 3 64 65 66 67 68 69 70 71 If this Agreement is maintaine d with the ne w canceling date all other terms and conditio ns hereof including those contained in Clauses 5 a) and 5 c) shall remain unaltered and in full force and effect. Cancellation or failure to cancel shall be entirely without prejudice to any claim f or damages th e Buyers may have under Clause 14 for the Ves sel not being ready by the original canceling date. 72 73 74 75 76 d) Should the Vessel become an actual, constructive or compromise d total loss before delivery the deposit together with intere st earned sha l l be released immediately to the Buyers wher eafter this Agreement shall be null and void. 77 78 79 6. Drydocking/Divers Inspection 80 a)** The Sellers shall place t he Vessel in drydock at the port of delivery for inspection b y the Classif i cation Society of the Vessel's underwater pa rts below the deepest load line, the extent of the inspection being in accordance with the Classification Society's rules. If the rudder, propeller, bottom or other underwater parts below the deepes t load line a r e found broken, damaged or defective so as t o affect the Vessel's class, such defects shall be made good at the Sellers' expense to the satisfaction of the Classification Society wi thout condition/recommendation*. 81 82 83 84 85 86 87 b)* * (i) The Ves s el is to be delivered without drydocking. Ho wever, the Buyers shall have the right at their expense to arrange for an underwater inspection by a diver approved by the Classification Society prior to the delivery of the Vessel. The Sellers sha ll at their c o st make the Vessel available for such inspec tion. The extent of the inspection and the conditions under which it is performed shall be to the satisfaction of the Classification Soci ety. If the conditions at the port of delivery are unsuitable for such ins p ection, the Sellers shall make the Vessel av ailable at a suitable alternative place near to the delivery port. 88 89 90 91 92 93 94 95 (ii) If the rudder, propeller, bottom or other underwater parts below the deepest load line are found broken, damag e d or defective so as to affect the Vessel's class, then unless repairs can be carried out afloat to the satisfaction of the Classification Society, the Sellers shall arrange for the Vessel to be drydocked at their expense for inspection by th e Classificat i on Society of the Vessel's underwater parts below the deepest load line, the extent of the inspection being in accordance with the Classification Society's rules. If the rudder, pro peller, bottom or other underwater parts below the deepest lo ad line are f o und broken, damaged or defective so as to af fect the Vessel's class, such defects shall be made good by the Sellers at their expense to the satisfaction of the Classification Societ y without condition/recommendation*. In such event the Seller s are to pay a lso for the cost of the underwater inspectio n and the Classification Society's attendance. 96 97 98 99 100 101 102 103 104 105 106 (iii) If the Vessel is to be drydocked pursua nt to Clause 6 b) (ii) and no suitable dry - docking facilities are availabl e at the port of delivery, the Sellers shall take the Vessel to a port where suitable drydocking facilities are available, whether within or outside the delivery range as per Clause 5 b). Once drydocking has taken place the Sellers shall deliv er the Vessel at a port within the delivery range as per C lause 5 b) which shall, for the purpose of 107 108 109 110 111 this Clause, become the new port of delivery. In such event the canceling date provided for in Clause 5 b) shall be extended by the additional time require d for the dry d ocking and extra steaming, but limited to a maximum of 14 running days. 112 113 114 c) If the Vessel is drydocked pursuant to Clause 6 a) or 6 b) above 115 (i) the Classification Society may require survey of the tailshaft sy s tem, the extent of the survey being to the s atisfaction of the Classification surveyor. If such survey is not required by the Classification Society, the Buyers shall have the right to require the tailshaft to be drawn and surveyed by the Cla ssification S o ciety, the extent of the survey being in acc ordance with the Classification Society's rules for tailshaft survey and consistent with the current stage of the Vessel's survey cycle. The Buyers shall declare whether they require the tailshaft t o be drawn an d surveyed not later than by the completion o f the inspection by the Classification Society. The drawing and refitting of the tailshaft shall be arranged by the Sellers. Should any p arts of the tailshaft system be condemned or found defective so as to affe c t the Vessel's class, those parts shall be r enewed or made good at the Sellers' expense to the satisfaction of the Classification Society without condition/recommendation*. 116 117 118 119 120 121 122 123 124 125 126 127 (ii) the expense s relating to the survey of the tailshaft system shall be borne by the Buyers unless the Classification Society requires such survey to be carried out, in which case the Sellers shall pay these e xpenses. The Sellers shall also pay the expenses if the Buyer s require the survey and parts of the system are condemned or found defective or broken so as to affect the Vessel's class*. 128 129 130 131 132 (iii) the expenses in connection with putting the Vessel in and taking her out of drydock, including the d rydock dues a n d the Classification Society's fees shall be paid by the Sellers if the Classification Society issues any condition/recommendation* as a result of the survey or if it requires surve y of the tailshaft system. In all other cases the Buyers shal l pay the afo r esaid expenses, dues and fees. 133 134 135 1 36 137 (iv) the Buyers' representative shall have the right to be present in the drydock, but without interfering with the work or d ecisions of the Classification surveyor. 138 139 (v) the Buyers shall have the right to have the underwater parts of the Vessel cleaned and painted at their risk and expense without interfering with the Sellers' or the Classification surveyor's work, if any, and without affecting the Vessel's timely delivery. I f, however, t h e Buyers' work in drydock is still in progre ss when the Sellers have completed the work which the Sellers are required to do, the additional docking time needed to complete the Buye rs' work shall be for the Buyers' risk and expense. In the ev ent that the B uyers' work requires such additional time, t he Sellers may upon completion of the Sellers' work tender Notice of Readiness for delivery whilst the Vessel is still in drydock and the Buyers shall be obliged to take delivery in accordance with Clause 3, whe t her the Vessel is in drydock or not and irre spective of Clause 5 b). 140 141 142 143 144 145 146 147 148 149 * Notes, if any, in the surveyor's report which are accepted by the Classification Society without condition/recommendation are n ot to be take n into account. 150 151 ** 6a) and 6b) ar e alternatives; delete whichever is not applicable. In the absence of deletions, alternative 6a) to apply. 152 153 7. Spares/bu nkers, etc. 154 The Sellers shall deliver the Vessel to t he Buyers wit h everything belonging to her on board and on shore. All spare parts and spare equipment including spare tail - end shaft(s) and/or spare propeller(s)/propeller blade(s), if any, belon ging to the Vessel at the time of inspection used or unused, whether on bo a rd or not shall become the Buyers' property, but spares on order are to be excluded. Forwarding charges, if any, shall be for the Buyers' account. The Sellers are not required to re place spare parts including spare tail - end shaft(s) and spare propeller(s) / propeller blade(s) which are taken out of sp are and used as replacement prior to delivery, but the replaced items 155 156 157 158 159 160 161 shall be the property of the Buyers. The radio installation and nav igational equipment shall be included in the sale without ext ra payment if they are the property of the Sellers. Unused stores and provisions shall be included in the sale and be taken over by the Buyers without extra payment. 1 62 163 164 The Sellers have the right to take ashore croc kery, plates, cutlery, linen and other articles bearing th e Sellers' flag or name, provided they replace same with similar unmarked items. Library, forms, etc., exclusively for use in the Sellers ' vessel(s), shall be excluded without compensation. Captain' s, Officers' a nd Crew's personal belongings including the slop chest are to be excluded from the sale, as well as the following additional items (including items on hire): 165 166 167 168 169 To be include d in the form of Annex 1 to the Agreement with in five (5) d a ys’ after signing of the Agreement .. The Buyers shall take over the remaining bunkers in storage tanks and sealed drums and pay the Sellers t he prices based on Shanghai PLATT’S prices as published three (3) banking days prior to th e day of phys i cal delivery re gardless of the fact that it refers to the previ ous day. The Buyers shall also pay for the unused lubricating and hydraulic oils and greases that have not passed through the Vessel’s system and are kept in storage tanks and dr ums and pay a s per Sellers’ actual purchase price (excluding barg ing expenses) as e videnced by invoices and/or vouchers. The exact quantities of remaining bunkers, lubricating, hydraul ic oils and greases at the time of delivery shall be sounded and fixed b y and between the Sellers’ and the Buyers’ representatives on an estimation basis latest by two (2) days’ prior to the expected date of delivery of the Vessel. 170 171 172 Payment un der this Clause shall be made in cash at the same time and place and in the same curr e ncy as the Purchase Price. 173 174 8. Documentat ion 175 The place of closing: Sellers’ Managers’ premises or e - closing. 176 In exchange for payment of the Pur chase Price the Sellers shall furnish the Buyers and the Buyers shall fu rnish the Sel l ers with delivery documents which shall be mutually agreed and incorporated in an Addendum No. 1 to the Agreement after signing of the Agreement and lodging of the Deposi t , namely: 177 178 a) Legal Bill of Sale in a form recordable in (t he country in which the Buyers are to register the Vessel), warra nting that the Vessel is free from all encumbrances, mortgages and maritime liens or any other debts or claims whatsoev er, duly notarially attested and legalized by the consul of such country or other com p etent authority. 179 180 181 182 b) Current Cer tificate of Ownership issued by the competent authorities of the flag state of the Vessel. 183 184 c) Confirmation of Class issued within 72 hours prior to delivery. 185 d) Current Ce rtificate iss u ed by the competent authorities stating that the Ve ssel is free from registered encumbrances. 186 187 e) Certificate of Deletion of the Vessel from the Vessel's regis try or other official evidence of deletion appropriate to the Vessel's r egistry at th e time of delivery, or, in the event that the regist ry does not as a matter of practice issue such documentation immediately, a written undertaking by the Sellers to effec t deletion from the Vessel's registry forthwith and furnish a Certificat e or other of f icial evidence of deletion to the Buyers promptly a nd latest within 4 (four) weeks after the Purchase Price has been paid and the Vessel has been delivered. 188 189 190 1 91 192 193 f) Any such additional documents as may reasonably be req uired by the c ompetent authorities for the purpose of registering the Vessel, provided the Buyers notify the Sellers of any such documents as soon as possible after the date of this Ag reement. 194 195 196 At the time of delivery the Buyers and Sellers shall sign an d deliver to each other a Protocol of 197

Delivery and A cceptance confirming the date and time of delivery of the Vessel from the Sellers to the Buyers. 198 199 At the time of delivery the Sellers shall hand to the Buyers the classificatio n certificate ( s) as well as all plans etc., which are on board th e Vessel. Other certificates which are on board the Vessel shall also be handed over to the Buyers unless the Sellers a re required to retain same, in which case the Buyers to have the right t o take copies .. Other technical documentation which may be in the Sellers' possession shall be promptly forwarded to the Buyers at their expense, if they so request. The Sellers may kee p the Vessel's log books but the Buyers to have the right to take copies of same. 200 201 202 203 204 205 206 9. Encumbrance s 207 The Sellers warrant that the Vessel, at the time of delivery, is free from all charters, encumbrances, mortga ges and maritime liens or any other debts whatsoever. The Sellers hereby undertake to indemnity the Buyers against all consequences of cl aims made against the Vessel which have been incurred prior to the time of delivery. 208 209 210 211 10. T axes, etc. 212 Any taxes, fees and expenses in connection with the p urchase and r e gistration under the Buyers' flag shall be for the Buyers' account, whereas similar charges in connection with the closing of the Sellers' register shall be for the Selle rs' account. 213 214 215 11. Condition on delivery 216 The Ves sel with ever y thing belonging to her shall be at the Sellers' ris k and expense until she is delivered to the Buyers, but subject to the terms and conditions of this Agreement she shall be delivered and taken over as she was at the time of inspection on an “as is, where is” basis , fair wear and tear excepted. 217 218 219 However, the Vessel shall be delivered with her class maintained without condition/ recommendation*, free of average damage affecting the Vessel's class, and with her classification certifi cates and nat i onal certificates, as well as all other certificate s the Vessel had at the time of inspection, valid and unextended without condition/recommendation* by Class or the rele vant authorities at the time of delivery. 220 221 222 223 224 "Inspecti on" in this C l ause 11, shall mean the Buyers' inspection accordin g to Clause 4 a) or 4 b), if applicable, or the Buyers' inspection prior to the signing of this Agreement. If the Vesse l is taken over without inspection, the date of this Agreement shall be the relevant d ate. 225 226 227 * Notes, if any, in the survey or's report which are accepted by the Classification Society without condition/recommendation are not to be taken into account. 228 229 12. Name/markings 230 Upon delivery the B uyers underta k e to change the name of the Vessel and a l ter funnel markings and erase side shell logos, if any .. 231 1 3 .. Buyers' default 232 Should the deposit not be paid in accordance with Clause 2, the Sellers have the right to cancel this A greement, and they shall be entitled to claim compensation for th eir losses and for all expenses incurred together with interest. 233 234 235

Should the Purchase Price not be paid in accordance with Clause 3, the Sellers have the right to cancel the Agree ment, in whic h case the deposit together with interest earned sha ll be released to the Sellers. If the deposit does not cover their loss, the Sellers shall be entitled to claim further compensation for their losses and for all expenses incurred together wi th interest. 2 36 237 238 239 1 4 .. Sellers' default 240 Should the Sellers fail to give Notice of Readiness in accordance with Clause 5 a) or fail to be ready to validly compl ete a legal transfer by the date stipulated in line 61 the Buyers shall have the opti o n of canceling this Agreement provided always that the Sellers shall be granted a maximum of 3 banking days after Notice of Readiness has been given to make arrangements for the documentation set out in Clause 8. If after Notice of Readiness has been give n but before the Buyers have taken delivery, the Ves sel ceases to be physically ready for delivery and is not made physically ready again in every respect by the date stip ulated in line 61 and new Notice of Readiness given, the Buyers shall re tain their op t ion to cancel. In the event that the Buyers elect t o cancel this Agreement the deposit together with interest earned shall be released to them immediately. 241 242 243 24 4 245 246 247 248 249 250 Should the Sellers fail to give Notice of Rea diness by the date stipulated in line 61 or fail to be ready to v alidly complete a legal transfer as aforesaid they shall make due compensation to the Buyers for their loss and for all expenses together with interest if their failure is due to proven negli gence and whe t her or not the Buyers cancel this Agreement. 251 25 2 253 254 15. Buyers' representative 255 After this Agreement has been signed by both parties and the deposi t has been lodged, the Buyers have the right to place two representative s on board th e Vessel at their sole risk and expense .. upon arriva l at on or about 256 257 258 These representatives are on board for the purpose of familiarization and in the capac ity of observers only, and they shall not interfere in any respect with the operation of the Vessel. The Buyers' representatives shall si gn the Sellers' letter of indemnity prior to their embarkation. 259 260 261 1 6 .. Arbitration 262 a)* This Agreemen t shall be governed by and construed in accordance with English law and any dispute a r ising out of this Agreement shall be referred to ar bitration in London in accordance with the Arbitration Act 1996 or any statutory modification or re - enac tment thereof for the time being in force, one arbitrator being appointed by each party .. On the rece i pt by one party of the nomination in writing of the other party's arbitrator, that party shall appoint their arbitrator within fourteen days, failing which the decision of the single arbitrator appointed shall apply. If two arbitrators proper ty appointed s hall not agree they shall appoint an umpire whose decision shall be final. 263 264 265 266 267 268 269 270 b)* This Agreement shall be governed by and construed in accordance with Title 9 of the United States Code and the Law of the State of New York a nd should any dispute arise out of t his Agreement, the matter in dispute shall be referred to three persons at New York, one to be appointed by each of the parties hereto, and the third by the two so chosen; their decision or that of any two of them shall be final, and for purpose of enforci ng any award, this Agreement may be made a rule of the Court. 271 272 273 274 275 276 The proceedings shall be conduc ted in accordance with the rules of the Society of Maritime Arbitrators, Inc. New York. 277 278 c )* Any dispute arising out of this A greement shall be referred to arbitration at 279 , subject to the procedures applicable there. 280 The laws of shall govern this Agreement. 281 16a), 16b) and 16c) are alternatives; delete whichever is not applicable. In the absence of de letions, alternative 16a) to apply. 282 283